EXHIBIT 1 - JOINT FILING AGREEMENT

                           Joint Filing Agreement

     The undersigned hereby agree that the Statement on Schedule 13D filed herewith (and any amendments thereto), relating to the common stock, par value $0.01 per share, of Nalco Holding Company, is being filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, on behalf of each such person.

November 24, 2004

                                            THE GOLDMAN SACHS GROUP, INC.

                                            By:    /s/ Ted Chang
                                                 -------------------------------
                                                 Name:    Ted Chang
                                                 Title:   Attorney-in-fact

                                            GOLDMAN, SACHS & CO.

                                            By:    /s/ Ted Chang
                                                 -------------------------------
                                                 Name:    Ted Chang
                                                 Title:   Attorney-in-fact

                                            GS ADVISORS 2000, L.L.C.

                                            By:    /s/ Ted Chang
                                                 -------------------------------
                                                 Name:    Ted Chang
                                                 Title:   Attorney-in-fact

                                            GOLDMAN, SACHS & CO. OHG

                                            By:    /s/ Ted Chang
                                                 -------------------------------
                                                 Name:    Ted Chang
                                                 Title:   Attorney-in-fact


                                            GOLDMAN, SACHS MANAGEMENT GP GMBH

                                            By:    /s/ Ted Chang
                                                 -------------------------------
                                                 Name:    Ted Chang
                                                 Title:   Attorney-in-fact

                                            GS EMPLOYEE FUNDS 2000 GP, L.L.C.

                                            By:    /s/ Ted Chang
                                                 -------------------------------
                                                 Name:    Ted Chang
                                                 Title:   Attorney-in-fact

                                            GS CAPITAL PARTNERS 2000, L.P.

                                            By:    /s/ Ted Chang
                                                 -------------------------------
                                                 Name:    Ted Chang
                                                 Title:   Attorney-in-fact

                                            GS CAPITAL PARTNERS 2000 OFFSHORE,
                                            L.P.

                                            By:    /s/ Ted Chang
                                                 -------------------------------
                                                 Name:    Ted Chang
                                                 Title:   Attorney-in-fact

                                            GS CAPITAL PARTNERS 2000 GMBH & CO.
                                            BETEILIGUNGS KG

                                            By:    /s/ Ted Chang
                                                 -------------------------------
                                                 Name:    Ted Chang
                                                 Title:   Attorney-in-fact

                                            GS CAPITAL PARTNERS 2000 EMPLOYEE
                                            FUND, L.P.

                                            By:    /s/ Ted Chang
                                                 -------------------------------
                                                 Name:    Ted Chang
                                                 Title:   Attorney-in-fact

                                            GOLDMAN SACHS DIRECT INVESTMENT
                                            FUND 2000, L.P.

                                            By:    /s/ Ted Chang
                                                 -------------------------------
                                                 Name:    Ted Chang
                                                 Title:   Attorney-in-fact

                                            NH ACQUISITION LLC

                                            By:    /s/ Ted Chang
                                                 -------------------------------
                                                 Name:    Ted Chang
                                                 Title:   Attorney-in-fact